     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 12, 1996

                                                    REGISTRATION NO.   -

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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                ---------------

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                            STANDARD PACIFIC CORP.
            (EXACT NAME OF REGISTRANT AT SPECIFIED IN ITS CHARTER)

                                ---------------

                  DELAWARE                                       33-0475989
        (STATE OR OTHER JURISDICTION                          (I.R.S. EMPLOYER
      OF INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)

                         1565 WEST MACARTHUR BOULEVARD
                         COSTA MESA, CALIFORNIA, 92626
                                (714) 668-4300
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                              ARTHUR E. SVENDSEN
                         1565 WEST MACARTHUR BOULEVARD
                         COSTA MESA, CALIFORNIA 92626
                                (714) 668-4300
   (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING ARE A
                          CODE, OF AGENT FOR SERVICE)

                                  COPIES TO:
                             ROBERT K. MONTGOMERY
                          GIBSON, DUNN & CRUTCHER LLP
                      2029 CENTURY PARK EAST, SUITE 4000
                         LOS ANGELES, CALIFORNIA 90067
                                (310) 552-8500
       Approximate date of commencement of proposed sale to the public:
  From time to time after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[X]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 33-45271

  If this Form is a post-effective amendment field pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[_]

                        CALCULATION OF REGISTRATION FEE
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
                                                       PROPOSED
                                          PROPOSED      MAXIMUM
 TITLE OF EACH CLASS OF     AMOUNT        MAXIMUM      AGGREGATE   AMOUNT OF
    SECURITIES TO BE         TO BE     OFFERING PRICE  OFFERING   REGISTRATION
       REGISTERED        REGISTERED(1)    PER UNIT     PRICE(1)      FEE(2)
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
Senior and/or
 Subordinated Debt
 Securities, various
 series(3).............   $20,000,000       100%      $20,000,000    $6,061
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
(1) In no event will the aggregate maximum offering price of all securities issued pursuant to this Registration Statement exceed $20,000,000. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder.

(2) Calculated pursuant to Rule 457(o) of the rules and regulations under the Securities Act of 1933, as amended.

(3) Subject to footnote 1, there is being registered hereunder an indeterminate principal amount of Debt Securities as may be sold, from time to time, by the Registrant.

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

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE UNDERSIGNED REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN COSTA MESA, CALIFORNIA ON THE 12TH DAY OF JUNE, 1997.

                                          STANDARD PACIFIC CORP.

                                                Arthur E. Svendsen
                                          By:____________________________
                                                Arthur E. Svendsen
                                             Chairman of the Board and
                                              Chief Executive Officer

                               POWER OF ATTORNEY

  We, the undersigned officers and directors of Standard Pacific Corp., do hereby constitute and appoint Stephen J. Scarborough and Andrew H. Parnes, and each of them, our true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

   Arthur E. Svendsen                Chairman of the Board and       June 12, 1997
____________________________________ Chief Executive Officer;
   Arthur E. Svendsen                Director

   Stephen J. Scarborough            President; Director             June 12, 1997
____________________________________
   Stephen J. Scarborough
  Andrew H. Parnes                   Vice President--Finance,        June 12, 1997
____________________________________ Treasurer and Chief
   Andrew H. Parnes                  Financial Officer (Principal
                                     Financial and Accounting
                                     Officer)

   Dr. James L. Doti                 Director                        June 12, 1997
____________________________________
   Dr. James L. Doti

   Ronald R. Foell                   Director                        June 12, 1997
____________________________________
   Ronald R. Foell

   Keith D. Koeller                  Director                        June 12, 1997
____________________________________
   Keith D. Koeller

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

                                     Director                        June   , 1997
____________________________________
   William H. Langenberg

                                     Director                        June   , 1997
____________________________________
   Donald H. Spengler

                                     Director                        June   , 1997
____________________________________
   Robert J. St. Lawrence

                               EXPLANATORY NOTE

  This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Reg. No. 33-45271) filed by Standard Pacific Corp. with the Securities and Exchange Commission (the "Commission") on January 23, 1992, as amended, including the exhibits thereto and the documents incorporated therein by reference, and declared effective by the Commission on March 23, 1992, are incorporated herein by reference.

                               INDEX TO EXHIBITS

 EXHIBIT
 NUMBER          DESCRIPTION OF EXHIBIT
 -------         ----------------------
   5     Opinion of Gibson, Dunn & Crutcher LLP
  23(a)  Independent Auditors' Consent
 *23(b)  Consent of Gibson, Dunn & Crutcher LLP

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* Included in Exhibit 5